U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 27, 2003
                                                         ----------------

                                 ASPENBIO, INC.
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               (Exact Name of Registrant as Specified in Charter)


Commission file number: 0-50019

         Colorado                                         84-1553387
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
of incorporation or organization)

1585 S. Perry Street, Castle Rock, CO                                   80104
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(Address of principal executive offices)                              (Zip Code)

                                 (303) 794-2000
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               Registrant's telephone number, including area code

                                 AspenBio, Inc.

                    Information to be Included In the Report

Item 5.  Other Events and Regulation FD Disclosure.
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     On January 27, 2003,  AspenBio,  Inc. made available the Corporate  Profile which is attached to this Report as Exhibit 99.1.

Item 7.  Corporate Profile.

(c)  Exhibits.

     99.1 Corporate Profile.


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               AspenBio, Inc.
                                               ---------------------------------
                                               (Registrant)


Date: January 27, 2003                         /s/ Roger D. Hurst
      ----------------                         ---------------------------------
                                               Roger D. Hurst
                                               President